As filed with the Securities and Exchange Commission on September 4, 2015
Registration No. 333-198881

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

POST-EFFECTIVE AMENDMENT NO. 3
to
FORM S-1
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)
______________________________

Colorado	1311	46-1454523
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No.)

7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(303) 500-1169
(Address and telephone number of principal executive offices)

Stephen J. Foley,
Chief Executive Officer
PetroShare Corp.
7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(303) 500-1169
(Name, address and telephone number of agent for service)

With a copy to:
David J. Babiarz, Esq. James A. Liebscher, Esq. Dufford & Brown, P.C. 1700 Broadway, Suite 2100 Denver, Colorado 80290-2101 (303) 861-8013	Bruce C. Rosetto, Esq. Greenberg Traurig, LLP 5100 Town Center Circle, Suite 400 Boca Raton, Florida 33486 (561) 955-7625

Approximate date of commencement of proposed sale to public: As soon as practical after the effective date of this Registration Statement.
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.
Accelerated filer	☐	Large accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (Registration No. 333-198881) is to file certain exhibits to the Registration Statement as indicated in Item 16(a) of Part II of this Amendment. No change is made to Part I or Part II of the Registration Statement, other than Item 16(a) of Part II, and those items have therefore been omitted.  Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the signature page of the Registration Statement and the exhibits filed herewith.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

The following exhibits are filed with this registration statement:

1	Form of Underwriting Agreement with Noble Financial Capital Markets.

3.1	Articles of Incorporation as filed with the Colorado Secretary of State on September 4, 2012.

3.2	Bylaws of the Company dated November 30, 2012.

4.1	Specimen stock certificate.

4.2	Form of Warrant Agreement.

5	Opinion on Legality.

10.1	Equity Incentive Plan dated November 30, 2012.

10.2	Form of Option Agreement.

10.3	Employment Agreement dated November 1, 2013 between the Company and Stephen J. Foley.

10.4	Employment Agreement dated March 1, 2013 between the Company and Frederick J. Witsell.

10.5	Form of Subscription Agreement between the Company and investors in the Company's private placements.

10.6	Settlement Agreement with Rancher Energy Corp. dated May 5, 2014.

10.7	Asset Purchase Agreement between the Company and Premier Energy Partners (I) LLC dated April 18, 2013.

10.8	Asset Purchase Agreement between the Company and Buck Peak, LLC dated April 16, 2013.

10.9	Form of Joint Operating Agreement.

10.10	Participation Agreement between the Company and Royale Investments, LLC dated August 1, 2013.

10.11	Participation Agreement between the Company and U.S. Energy Development Co. dated September 30, 2013.

10.12	Participation Agreement between the Company and LLOCO LLC dated November 1, 2013.

10.13	Separation Agreement between the Company and Steven Garrison dated August 9, 2013.

10.14	Separation Agreement between the Company and Christopher Dilapo dated August 16, 2013.

10.15
Agreement for Services between the Company and Kingdom Resources, LLC dated November 12, 2014. (incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K (SEC File No. 333-198881) filed with the SEC on March 5, 2015).

10.16
Revolving Line of Credit Facility Agreement between the Company and Providence Energy Operators, LLC, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.1 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.17	Promissory Note, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.2 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.18	Deed of Trust, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.3 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.19	Participation Agreement, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.4 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

*10.20	Form of Lock-Up Agreement between the Underwriter and officers and directors of the Company.

23.1	Consent of StarkSchenkein, LLP.

23.2	Consent of Dufford & Brown, P.C. (included in Exhibit 5).

23.3	Consent of Independent Petroleum Engineers.

24	Power of Attorney (included on signature page).

99.1
Report of Cawley, Gillespie & Associates, Inc., Independent Petroleum Engineers relating to Proved Developed Producing Reserves, dated March 3, 2015 (incorporated herein by reference to Exhibit 99.1 to the Company's Special Report on Form 10-K (SEC File No. 333-198881) filed with the SEC on April 20, 2015).

______________
* Filed with this amendment.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and authorize this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on this 4th day of September 2015.

PETROSHARE CORP. (Registrant)

By:	/s/ Stephen J. Foley
By: Stephen J. Foley Chief Executive Officer

In accordance with the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacity and on the dates stated.

/s/ Stephen J. Foley
Stephen J. Foley	Chief Executive Officer and Director (Principal Executive, Financial and Accounting Officer)	September 4, 2015

/s/ *
Bill M. Conrad	Chairman of the Board	September 4, 2015

/s/ *
Frederick J. Witsell	President, Secretary, Treasurer and Director	September 4, 2015

* By:  /s/ Stephen J. Foley
           as Attorney-in-Fact

EXHIBIT INDEX

The following Exhibits are filed as part of this registration statement on Form S-1.
1	Form of Underwriting Agreement with Noble Financial Capital Markets.

3.1	Articles of Incorporation as filed with the Colorado Secretary of State on September 4, 2012.

3.2	Bylaws of the Company dated November 30, 2012.

4.1	Specimen stock certificate.

4.2	Form of Warrant Agreement.

5	Opinion on Legality.

10.1	Equity Incentive Plan dated November 30, 2012.

10.2	Form of Option Agreement.

10.3	Employment Agreement dated November 1, 2013 between the Company and Stephen J. Foley.

10.4	Employment Agreement dated March 1, 2013 between the Company and Frederick J. Witsell.

10.5	Form of Subscription Agreement between the Company and investors in the Company's private placements.

10.6	Settlement Agreement with Rancher Energy Corp. dated May 5, 2014.

10.7	Asset Purchase Agreement between the Company and Premier Energy Partners (I) LLC dated April 18, 2013.

10.8	Asset Purchase Agreement between the Company and Buck Peak, LLC dated April 16, 2013.

10.9	Form of Joint Operating Agreement.

10.10	Participation Agreement between the Company and Royale Investments, LLC dated August 1, 2013.

10.11	Participation Agreement between the Company and U.S. Energy Development Co. dated September 30, 2013.

10.12	Participation Agreement between the Company and LLOCO LLC dated November 1, 2013.

10.13	Separation Agreement between the Company and Steven Garrison dated August 9, 2013.

10.14	Separation Agreement between the Company and Christopher Dilapo dated August 16, 2013.

10.15
Agreement for Services between the Company and Kingdom Resources, LLC dated November 12, 2014. (incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K (SEC File No. 333-198881) filed with the SEC on March 5, 2015).

10.16
Revolving Line of Credit Facility Agreement between the Company and Providence Energy Operators, LLC, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.1 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.17	Promissory Note, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.2 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.18	Deed of Trust, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.3 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

10.19	Participation Agreement, dated May 13, 2015 (incorporated herein by reference to Exhibit 10.4 to the Company's Form 10-Q (SEC File No. 333-198881) filed with the SEC on May 15, 2015).

*10.20	Form of Lock-Up Agreement between the Underwriter and officers and directors of the Company.

23.1	Consent of StarkSchenkein, LLP.

23.2	Consent of Dufford & Brown, P.C. (included in Exhibit 5).

23.3	Consent of Independent Petroleum Engineers.

24	Power of Attorney (included on signature page).

99.1
Report of Cawley, Gillespie & Associates, Inc., Independent Petroleum Engineers relating to Proved Developed Producing Reserves, dated March 3, 2015 (incorporated herein by reference to Exhibit 99.1 to the Company's Special Report on Form 10-K (SEC File No. 333-198881) filed with the SEC on April 20, 2015).

______________
* Filed with this amendment.